Exhibit 10.1

MS – 3

A DEBENTURE

(for the creation of a floating lien)

 that was made and signed on the ____ day of the month of May 2006 in Tel Aviv whereas:

the undersigned Unity Wireless Microwaves Systems Ltd. (P.C. 513786632) (hereafter, jointly and severally – the "Pledger") has received and/or may receive from time to time from Bank HaPoalim Ltd. (Bank HaPoalim Ltd. as the "Bank" is defined in clause 34'c') will be called hereafter: the Bank") various banking services including – credit, documentary credit, various loans, overdraft facilities on a current account, on a current drawing account or other account, any letters of indemnity and/or any guarantees for the Pledger and/or for others at the request of the Pledger, discounting bills, grants of extension and various forms of banking relief and other various banking services whether in local currency or in foreign currency (hereafter, jointly and severally: the "Banking Services") in accordance with that agreed and/or that will be agreed from time to time in regard to any such Banking Service;

and whereas:

Avantry Ltd. (P.C. 512386798) (hereafter, jointly and severally: the "Obligee") has received and/or is about to receive the Banking Services from time to time on the guarantee of the Pledger or is likely to owe the Bank various amounts in any manner other than in connection with provision of the Banking Services;

It is therefore agreed that the Pledger will guarantee payment of all the various amounts that the Pledger and/or the Obligee owe and/or may owe the Bank in connection with the Banking Services and/or in connection with other debts other than Banking Services and/or other, all in accordance with the following conditions:

Nature of the Debenture

1.

This Debenture is effected to secure full and precise payment of all the amounts that are due or that may become due to the Bank from the Pledger and/or from the Obligee in connection with provision of Banking Services to the Pledger and/or the Obligee by the Bank and/or in connection with other obligations that are not Banking Services and/or in connection with guarantees granted and/or that the Pledger and/or the Obligee may grant to guarantee Banking Services that are provided and may be provided to others by the Bank or in any other matter, whether due from the Pledger and/or the Obligee alone and/or jointly with others, whether the Pledger and/or the Obligee has guaranteed them and/or may guarantee them in future, as a debtor and/or as a guarantor and/or as an assignee and/or other, that are due and/or that may become due in future that are payable on realization of the sureties to which the Debenture applies and/or thereafter, that are due absolutely and/or conditionally, that are due directly and/or indirectly, up to an amount of $ 1,000,000 (one million USA Dollars), with the addition of interest, commission, the various expenses, including realization expenses, a lawyer's fee, insurance premiums, stamp duty and other payments on this Debenture together with linkage differentials of any sort that are due and that may become due from the Pledger and/or the Obligee to the Bank in any manner in respect of linked principal and interest and in respect of any other linked amount (all the above sums will be called hereafter: - the "Amounts Guaranteed").

Lien

2.

As surety for the full and precise settlement of the Amounts Guaranteed, the Pledger hereby mortgages to the Bank and its successors on a first degree floating lien the assets and the yields thereon as specified below  (hereafter: the "Assets pledged on a Floating Lien")"

i)

All the assets, funds, property and rights of any sort without exception that are at present in the possession of the Pledger and that the Pledger may have in the future at any time in any matter:

ii).

All the current assets without exception that are at present in the possession of the Pledger and that the Pledger may have in the future at any time and in any matter, and the current assets means all assets, funds, property and rights of any sort whatsoever:

iii)

All the fixed assets without exception that are at present in the possession of the Pledger and that the Pledger may have in the future at any time and in any matter and the fixed assets include real estate, buildings and fixed equipment:

iv)

Any securities and other documents that are in the possession of the Pledger and/or in respect of which the Pledger may give instruction for their sale, that are and that may be from time to time in the possession of the Bank and/or others to the benefit of the Bank and/or the rights thereto.

v)

All rights to real estate and /or all contractual rights pursuant to agreements between the Pledger and the Israel Lands Authority and/or Israeli Development Authority and/or Keren Kayemet l'Israel and/or others that exist at present and that may exist in the future at any time whatsoever.

3.

As further security for the full and precise settlement of all the Amounts Guaranteed, the Pledger hereby pledges and mortgages in favor of the Bank and its successors on a fixed first degree loan and mortgage the Pledger's share capital that has not yet been called and/or that has been called and not yet paid and the Pledger's goodwill as well as all the Pledger's rights for exemption from and/or relief and/or reduction in tax, all by virtue of the Income Tax (New Version) Ordinance, 5721 – 1961 and/or the Land Taxation (Betterment, Sale and Purchase) Law, 5723 – 1963 and any other law (hereafter: jointly and severally: the "Pledged Assets").

4.

As further security for the full and precise settlement of all the Amounts Guaranteed, the Pledger hereby pledges and mortgages in favor of the Bank, all such securities, documents and bills of others that the Pledger has delivered and/or will deliver from time to time to the Bank, whether for collection, for the depositary or for any other purposes (hereafter: the "Pledged Documents") and on their delivery they shall be deemed to be mortgaged and pledged to the Bank as a mortgage and fixed first degree lien according to the terms of this Debenture and its provisions will apply, mutatis mutandis, to the pledges and mortgages.  The Bank will be exempt from taking any action in connection with the Pledged Documents and will not be liable for any damage that may be incurred in connection therewith and the Pledger undertakes to indemnify the Bank in any instance in which the Bank is sued for any such damage by others.

The Pledger hereby waives in advance any claims of time limitation in relation to the Pledged Documents.

5.

The assets pledged on a floating lien, the Pledged Assets and the Pledged Documents will be called hereafter – the Pledged Property.

The Lien and the Mortgage created pursuant to this Debenture will apply to any right to compensation and/or indemnification and/or to any other rights that the Pledger may have because of loss or the Pledged Property, its damage or expropriation.

The Pledger's Declarations

6.

The Pledger hereby declares as follows:

i)

that the Pledged Property is free of any debt, mortgage, charge or any other third party right;

ii)

that the Pledged Property in its entirety is exclusively owned by and in the sole possession of the Pledger or in the possession of and/or under the control of the Bank;

iii)

that there is no restriction or condition in law or in an agreement that applies to the transfer of the Pledged Property or its pledge;

iv)

that the Pledger is entitled to pledge the Pledged Property;

v)

that no right will be assigned nor any other action taken that derogates from the value of the Pledged Property;

vi)

that none of the events mentioned below in clause 18 have occurred.

The Pledger's Undertakings

7.

The Pledger hereby undertakes as follows:

i)

to hold the Pledged Property solely in accordance with the Bank's instructions.

ii)

to maintain the Pledged Property with the utmost care and to inform the Bank of any instance of deterioration, damage, defect or imperfection that may occur and to repair any such deterioration, damage, defect or imperfection that there may be to the Pledged Property because of use and/or for any other reason and to be liable to the Bank for any deterioration, damage, defect and/or imperfection; as aforesaid

iii)

to allow the Bank's legal representative, at any time, to inspect and examine the state of the Pledged Property in the place at which it is located;

iv)

to deliver to the Bank, on its first demand and at the expense of the Pledger, a revised estimate from a real estate assessor and/or an equipment assessor, as is relevant, of the value of the assets specified in clauses 2c) and/or 2v above as collateral to the Bank (a demand as aforesaid may be addressed to the Pledger from time to time, providing that two years or more have elapsed since the date on which the Bank's previous demand was addressed to the Pledger).  Should the Pledger not comply with the Bank's demands as aforesaid, the Bank may obtain an appraisal from an assessor acting on its behalf and all the expenses in connection therewith will apply to the Pledger and be paid by the Pledger as stated below in clause 32;

v)

on the first demand of the Bank, to deliver the Pledged Property to the Bank or to a bailee acting on behalf of the Bank.  Should the Pledger refuse to comply with the provision of this subsection, the Bank may, without requiring the consent of the Pledger, remove the Pledged Property from the possession of the Pledger and retain it in the possession of the Bank and/or deliver it to a bailee acting on behalf of the Bank at the expense of the Pledger.  If the Pledged Property is delivered to a bailee as stated above, the Bank will be exempt from any damage that may occur to the Pledged Property for any reason;

vi)

not to sell, transfer and not to assign the Pledged Assets and the Pledged Documents or any part thereof, not to allow another to use them in any manner and not to allow another to take any of the above actions, not to forgo or to waive, either completely or partially, any asset, claim or right that the Pledger has and/or that the Pledger may have from time to time, whether directly or indirectly, in connection with the Pledged Documents and the Pledged Assets or any part thereof – without the prior consent in writing of the Bank to do so;

vii)

not to sell, transfer, assign, to grant a lease on, to lend and not to rent out, not to deliver and not to remove from the possession of the Pledger, the assets pledged on a floating lien, not to forgo and not to waive, either completely or partially, any asset, claim or right that the Pledger has and/or that the Pledger may have from time to time, whether directly or indirectly, in connection with the assets pledged on a floating lien– without the prior consent in writing of the Bank to do so unless this concerns a transaction during the normal course of the Pledger's business and for full consideration;

viii)

not to pledge and not to mortgage the Pledged Property in any manner or way, with rights that are equal, prior or later than the rights of the Bank and not to assign by way of a pledge, any rights that the Pledger has to the Pledged Property without first obtaining the written consent of the Bank;

ix)

to be liable to the Bank for any damage to the Pledger's proprietary right to the Pledged Property and the authenticity, validity, accuracy of all the signatures, assignments and details of bills, documents and securities that are transferred and/or that may be transferred to the Bank as surety;

x)

to pay on the due dates all the taxes and compulsory payments placed on the Pledged Property and/or the income that is derived therefrom and to deliver to the Bank, on its demand, all the receipts for the said payments.  If the Pledger does not make the payments as aforesaid on their due dates, the Bank may make the payments instead of the Pledger and to debit the Pledger with the payments with the addition of expenses and interest at the maximum rate.  These payments are secured by this Debenture.

xi)

to keep proper accounts and to allow the Bank or a representative of the Bank to examine the books at any time.  The Pledger undertakes to assist the Bank or its representatives and to deliver to them, on their first demand, any balance sheet, financial statements, account book, card or ledger, tape, books, proof and other documents and any information that they may require including explanations concerning the Pledger's financial and/or business state;

xii)

not to lend money to the Pledger's shareholders and not to repay the existing or future loans of the Pledger's shareholders as long as the Pledger and/or the Obligee have not made the payments due from them to the Bank in respect of the Amounts Guaranteed, without the Bank's prior consent in writing.  The Pledger undertakes to ensure that the shareholders will undertake to the Bank not to demand or to claim repayment of any such loans before the Amounts Guaranteed have been repaid in full;

xiii)

that no structural change will take place in relation to the Pledger, in relation to the situation that exists on the date of signing this Debenture without the prior consent of the Bank in writing;

xiv)

not to institute any proceedings in respect of the Amounts Guaranteed that may detrimentally affect the Bank's ability to realize this Debenture.

xvi)

It is agreed by the Pledger that if on the date of realization of the rights pursuant to this Debenture, the Pledger is entitled to an exemption and/or relief and/or a reduction  and/or a choice  whether to utilize the exemption and/or relief and/or reduction as stated among a number of the Pledger's assets, all this pursuant to the Income Tax Ordinance (New Version) 5721 – 1961 and/or the Land Taxation (Betterment, Sale and Purchase) Law, 5723 – 1963 and/or the Value Added Tax Law, f736 – 1975 and/or any other law that allows a reduction in the tax rate and/or the amount of tax in respect of sale of the Pledged Property (hereafter: "Relief and Rights") – the Relief and Rights will be pledged to the Bank pursuant to this Debenture.

xvii)

The Pledger hereby authorizes the Bank and/or an employee of the Bank and/or its lawyer and/or any receiver that may be appointed pursuant to this Debenture – to obtain information from the tax authorities in regard to the Pledged Property and/or in connection with the tax reports that were filed by the Pledger and/or in connection with assessments and/or orders and/or determinations issued to the Pledger by the tax authorities and the land taxation authorities and/or the customs and value added tax division and/or any other governmental body, whether these are directly or indirectly connected with the Pledged Property.  The Pledger also undertakes to deliver any document required by the Bank and/or those acting on its behalf in connection with that stated above in this sub-section.

8. The Pledger undertakes as follows:

i)

to inform the Bank immediately in the event that an attachment is placed on the Pledged Property, to inform the distrainer immediately of the attachment in favor of the Bank and at the Pledger's expense, to take immediate steps without delay by all means to remove the attachment.  In addition, the Pledger will inform the Bank immediately of an event of a claim of any right in connection with the Pledged Property and/or execution proceedings and/or injunctions and/or mandatory injunctions and/or attachment orders and/or other proceedings taken to realize the Pledged Property, to inform the body taking the action of the attachment in favor of the Bank and that the Pledger will take steps without delay by all means to cancel the aforesaid action at the Pledger's own expense;

ii)

to inform the Bank immediately of the occurrence of any of the events referred to below in clause 18;

iii)

to inform the Bank immediately any reduction in value of the Pledged Property;

iv)

to inform the Bank immediately of any application that may be submitted for the liquidation of the Pledger and/or of the Obligee or for receivership of the assets of either in law (including an application for the appointment of a temporary receiver or an operating receiver or a temporary liquidator or an operating liquidator or a temporary pre-liquidator) and/or any application for a stay of proceedings or for the declaration of bankruptcy of either of them (as may be the case) or of any intention to do so;

v)

to inform the Bank immediately of any change in the Pledger's name and/or address;

vi)

to inform the Bank immediately in any change in control of the Pledger.

Insurance

9.

The Pledger hereby undertakes at all times to keep the Pledged Property insured at its full value against the accepted risks and against any other risk that the Bank may indicate from time to time with insurance companies in the manner and on the terms to which the Bank agrees, and to transfer to the Bank to the limit of the Amounts Guaranteed the rights emanating from the insurance certificates in the wording that the Bank will approve, to pay all the premiums on their due date and to deliver to the Bank all the insurance certificates and receipts for payment of the premiums.

10.

Without prejudice to the aforesaid and in addition thereto, the Pledger hereby undertakes to instruct the insurance company with which the Pledged Property is insured, as follows:

i)

An irrevocable nomination of the Bank as a beneficiary pursuant to the insurance contract (the insurance policy) and to instruct to include the Bank in the body of the insurance policy without the Bank being obligated to pay any premiums whatsoever.

ii)

An instruction will be provided in the insurance contract according to which the insurance benefits for the Pledged Property at any time that the insurance company is obligated to pay such insurance benefits in accordance with the insurance contract, or in law, the payment will be made directly to the Bank.

iii)

A copy of the insurance contract will be delivered to the Bank after the aforesaid provisions have been included therein.

All this without requiring any further consent from the Pledger or those acting on behalf of the Pledger, or representing the Pledger and/or in the Pledger's stead.

It is hereby agreed by the Pledger that the Bank transfer a copy of the insurance contract forwarded to the Bank by the Pledger or by the insurance company as aforesaid, to any professional body (including a body as aforesaid outside the Bank) at the discretion of the Bank to examine the insurance contract and the provisions it contains.

The Pledger declares that he waives any non-disclosure obligation that the Bank may to which the Bank is obligated in regard to the Pledger and undertakes not to approach the Bank and/or those acting on its behalf with any complaint, demand and/or claim in connection with the transfer of the insurance contract to a professional body and its examination, as aforesaid.

The Pledger also undertakes to forward an authorization and undertaking from the insurance company not to offset the insurance benefits paid to the Bank in respect of the Pledged Property, other than the unpaid balance of the premium for the insurance of the Pledged Property for the current insurance year only, and if the insurance policy applies to other property in addition to the Pledged Property the authorization will include the insurance company's agreement to attribute the insurance premiums received for this insurance first to the account of the insurance premium due in respect of the insurance of the Pledged Property and to act in accordance with the above provisions.  The insurance company will also undertake to notify the Bank of any event of cancellation of the insurance contract or of its expiry at least 30 (thirty) days before the cancellation or expiry as aforesaid – this being in spite of and despite any other provision in the Insurance Contracts Law 5751 – 1981, and the said notification of the insurance company will form a prior condition according to the insurance contract for the cancellation or expiry of the insurance contract.

11.

Without derogating from the Bank's rights pursuant to this Debenture, including the Bank's rights according to clause 18 below, in any of the events mentioned below, the Bank may, at its sole discretion, insure the Pledged Property in the name of the Pledger or in the name of the Bank and debit the Pledger with the expenses and premiums:

i)

if

the Pledged Property is not insured by the Pledger to the satisfaction of the Bank;

ii)

if the Pledger does not deliver the insurance certificates in respect of the Pledged Property to the Bank within 10 days of the date of signing this Debenture on the terms and for a period to the full satisfaction of the Bank;

iii)

If 30 days before the insurance of the Pledged Property expires, the Pledger does not deliver insurance certificates of the Pledged Property to the Bank on the terms and for a period to the full satisfaction of the Bank;

iv)

Should the Bank demand that any additions, deletions and/or changes be made in the insurance contract and these, or any part thereof, are not made within 10 days of the date of the demand to the full satisfaction of the Bank.

In the event that the insurance is effected by the Bank as aforesaid, the Bank will not be liable for any defect or shortcoming that may be found in connection with the insurance.  The amounts paid by the Bank as expenses and premiums as aforesaid are secured in this Debenture.

12.

The Pledger hereby appoints the Bank as sole representative in connection with the insurance of the Pledged Property and confers on it the exclusive rights to conduct negotiations in the name of the Pledger to file claims, t0 agree to arrangements, to compromise, to waive and to receive money from the insurance companies and to set them to the settlement of the Amounts Guaranteed.  The above power of attorney is irrevocable in as mush as the Bank's rights and the rights of a third party are contingent thereon.  The Pledger will have no complaint in connection with the arrangements, waivers, compromises that the Bank may make with the insurance companies.

13.

All the Pledger's rights that derive from the insurance of the Pledged Property, including rights pursuant to the Property Tax and Compensation Law, 5721 – 1961 as may be valid at any time and according to any other law, whether transferred to the Bank as aforesaid or not, are hereby pledged to the Bank on a fixed first degree lien and mortgage.

14.

The Pledger hereby undertakes to sign, at the Bank's first demand, any certificates and documents that are required for the fulfillment of the Pledger's undertakings according to this section.  In addition, the Pledger undertakes not to cancel and/or to change in any manner whatsoever any condition or any of the conditions of the above insurance, without the prior consent of the Bank in writing.

Interest

15.

i)

The Bank may calculate the interest on the Amounts Guaranteed at the rate agreed or that may be agreed from time to time between the Bank and the Pledger and/or the Obligee.  In the event that the interest rate is not agreed, the Bank may fix the interest at a rate that will not be in excess of the maximum rate of interest and inform the Pledger and/or the Obligee of the fact.  The Pledger and/or the Obligee will be debited on the basis of the above interest rate and the Bank may attach the amounts of the interest to the principal at the end of each month or at the end of another period as the Bank determines.

ii)

In any event of arrears in the payments of the Amounts Guaranteed or any part thereof, the Amounts Guaranteed will bear interest on arrears at the rate agreed in the agreement for the provision of the Banking Services.  If there is no determination as to interest on arrears, the Amounts Guaranteed will bear interest at the maximum rate.

iii)

In any instance that confers the right on the Bank to realize the Pledged Property, the Bank may raise the interest rate on the Amounts Guaranteed to the maximum rate of interest.

Date of Payment

16.

The Pledger hereby undertakes to the Bank to settle the Amounts Guaranteed and any part thereof precisely on the dates of payments specified and that may be specified from time to time.

17.

i)

The Bank is entitled not to accept early payment of the Amounts Guaranteed or any part thereof before their due date of payment and the Pledger may not redeem the Pledged Property or any part thereof by settlement of the Amounts Guaranteed before their due date of payment.  The Pledger and/or the Obligee or either of them whose right is liable to be detrimentally affected by the grant of this Debenture or its realization will not constitute a right according to Section 3(b) of the Pledge Law, 5727 – 1967 or any provision in law that may replace it;

ii)

Subject to any provisions of law, if the Bank should agree to early repayment on account of the Amounts Guaranteed (without being obligated to do so) the Pledger will pay the early repayment commission of which the Bank will inform him.

18.

Without prejudice to the general nature of the provisions of this Debenture, the Bank may in any of the events mentioned below demand immediate repayment of all or part of the Amounts Guaranteed and to debit any account of the Pledger with the Bank with the above amount and the Bank may hold any resources as it sees fit to collect the Amounts Guaranteed and in particular place the floating lien on the Guaranteed Assets with a floating lien as stated below in clause 24(a) and to realize the sureties in any lawfully permitted manner at the expense of the Pledger and/or the Obligee.

i)

If the Pledger or the Obligee should breach or not comply with any of the conditions of this Debenture and/or the Obligee should violate other undertakings that the Pledge or the Obligee had given and/or may give the Bank and/or if it should become clear that any of the Pledger's declarations in this Debenture and/or any other declarations that was given or that may be given by the Pledger to the Bank is inaccurate or imprecise;

i)

If the Pledger or the Obligee should adopt a resolution in regard to a change in the structure of the Pledger and/or the Obligee (as may be the case) or if it is intended to do so;

ii)

If the Pledger and/or the Obligee should adopt a resolution for voluntary liquidation, and/or if an application for liquidation should be filed against the Pledger and/or the Obligee and/or if a temporary, permanent or other liquidator be appointed for the Pledger and/or the Obligee and/or if an application for a stay of proceedings is filed in respect of the Pledger and/or the Obligee and/or if an application for a stay of proceedings is granted as aforesaid and/or if negotiations are conducted to reach a settlement and/or a compromise between them and the classes of bodies they contain and/or if the settlement or the proposed compromise as aforesaid; and/or if the name of the Pledger and/or the Obligee is about to be removed from any lawfully held register.

iv)

If an application for a receivership is filed for the assets of the Pledger and/or the Obligee or any part of them and/or is an order for receivership should be granted for the said assets and/or if a permanent and/or temporary or other receiver is appointed for the above property;

v)

If a lien is imposed or similar action is taken for execution or if collection proceedings are taken in respect of all or part of the property of the Pledger and/the Obligee and or on any of the sureties that were given or that may be given to secure repayment of the Amounts Guaranteed;

vi)

If the Bank should be of the opinion that there has been a change in ownership or control over the Pledger and/the Obligee regarding the situation on the date of signing this Debenture;

vii)

If the Pledger and/the Obligee has ceased to pay its debts and/or to conduct its business.

viii)

 If work of the Pledger and/the Obligee or any significant part thereof is halted for a period of 30 days or more.

ix)

If the Bank should be of the opinion that any event has occurred that is liable to prejudice the financial ability of the Pledger and/the Obligee,

x)

If the Pledger and/the Obligee should be in excess of 7 days in arrears in the payment of any of the Amounts Guaranteed.

xi)

If the pledged property or any part thereof is destroyed, burnt, loses its value or is affected detrimentally in any other manner.

xii)

If the number of shareholders of the Pledger and/the Obligee and/or a number of their members that constitute the Pledger and/the Obligee should be reduced to less than the minimum number required in law;

xiii)

In the event that one or more of the following events has occurred to the Obligee (if the Obligee is an individual): death, he is legally incompetent, bankrupt and/or an application for bankruptcy is filed whether by the Obligee or by others against the Obligee, and/or an order was given to declare the Obligee bankrupt in the event that he is imprisoned or leaves Israel;

xiv)

If at the absolute discretion of the Bank and its sole estimation there has been a change for the worse in the value of the sureties that were given and/or that may be given to secure payment of the Amounts Guaranteed and/or in the ability of the guarantors for the Pledger and/the Obligee to make repayment including in the event of death of a guarantor or bankruptcy or if the guarantor leaves Israel;

xv)

If the Pledger and/the Obligee should be asked to make early repayment and/or immediate repayment and/or payment that is not in accordance with the original payments schedule of all or part of the debts and undertakings that Pledger and/the Obligee owes or may owe to other creditors;

xvi)

If any of the events mentioned in this clause should occur, mutatis mutandis to any guarantor of the Amounts Guaranteed and/or to any party to bills, documents and securities that were delivered and/or that may be delivered to the Bank as surety;

xvii)

If the Pledger should violate the Pledger's undertaking to forward to the Bank balance sheets, financial statements, accounts books and other documents in connection with the state of the Pledger's business, or if the Pledger should violate the provisions of a competent authority to deliver and/or to publish statements and the various documents that are required in law.

The Bank's Rights

19.

i)

The Bank has rights of possession, lien, offset and pledge of all the amounts, assets and rights including securities, coins, gold, documentary banknotes for commodities, insurance polices, bills, assignments of debts, orders, sureties and their consideration that are in the possession of the Bank or under its control at all times to the credit of the Pledger and/the Obligee including those delivered to the Bank for collection, as collateral, for the depositary or in any other manner.  The Bank may withhold the above sums until settlement in full of all or part of the Amounts Guaranteed or sell them and use all or part of the consideration to settle the Amounts Guaranteed.  In the event that the amounts offsets are deposited in a currency other than that in which the Amounts Guaranteed are nominated, the Pledger hereby gives the Bank an instruction in advance to sell the balance of the other currency credit as customary at the Bank, as this term is defined below and to offset the proceeds of the sale, after deducting expenses and the requisite commissions, against the Amounts Guaranteed.

ii)

Without derogating from the Bank's right of lien as stated above in sub-clause 19 a), the Bank may (but is not obligated) at any time:

1)

offset any amount of the Amounts Guaranteed that has not been paid, against amounts due to the Pledger from the Bank in any account, in local currency or foreign currency in any manner or for any reason even before the due date of payments of such amounts to the Pledger from the Bank as aforesaid, against which the offset was effected.

2)

purchase, at the expense of the Pledger, any amount in foreign currency that may be required to settle any amount of the Amounts Guaranteed that have not been paid, or sell any foreign currency that the Bank may make available to the Pledger and use the proceeds of the sale to settle any amount of the Amounts Guaranteed that is unpaid.

3)

debit any account held by the Pledger with any amount that is required to repay any amount of the Amounts Guaranteed that are as yet unpaid.  However if the state of the account does not permit it to be debited by the Bank for the final repayment of any amount, the Bank may debit the account and if it should do so, it may cancel any debit as stated and relate to any amount that was debited and cancelled as to an amount that was not paid on account of the Amounts Guaranteed and accordingly may take any actions that it deems appropriate pursuant to this Debenture.

4)

In any event, the Bank may effect an offset without any prior notice but in the following instances, the Bank may effect the offset on giving prior notice of 10 (ten) days before the date of effecting the offset:

a)

in the event of an offset from amounts before their due date of payment.

b)

in the event of an offset from a fixed deposit that were it not for the offset, would have been extended or renewed automatically, so that rights or benefits would have accrued to the Pledger from it.

Despite the aforesaid, if the delay in effecting the offset is likely to exacerbate the situation of the Bank or prejudice any of its rights – the offset will be effected immediately.  In addition, in the event that notification was sent to the Pledger and during the ten days, a lien, notice of receivership of the Pledger's assets should arrive or if a similar event should occur, the offset will be effected immediately.

iii)

The Pledger hereby declares that it is aware that in instances in which the Bank exercises the right of offset as aforesaid before the due date of payment of all or part of a deposit of the Pledger, changes are liable to occur to the place to the detriment of the Pledger in all that concerns the Pledger's rights in respect of or in connection with the said account (such as, in the matter of the interest rates, linkage differentials, exchange rate differentials, rights to grants or loans, exemption or reductions from income tax and deduction at source as well as the right not to be debited with the necessary expenses from effecting the offset – if according to the terms of that deposit the Pledger has the above rights).  The Pledger will bear all the expenses and payments that are customary at the Bank at that time for taking such action, including commissions and expenses that the Bank customarily collects on withdrawal of deposits by clients before the date of maturity.

iv)

Any purchase or sale as stated above in clause 19 b2 will be made at the customary rate of the Bank from amounts in local currency or from amounts in foreign currency, as may be the case, that the Bank has made available to the Pledger or that were received from realization of any sureties that the Pledger has given or may give to the Bank.

The term: the "customary rate of the Bank" means – in regard to any purchase of foreign currency to our account – the highest rate for transfers and banknotes at which the Bank customarily sells the relevant foreign currency for its clients in return for local currency at the relevant time with the addition of an exchange commission and any tax, levy, compulsory payments or other payments etc; and in regard to any sale of foreign currency – the lowest rate for transfers and banknotes at which the Bank customarily buys local currency from its clients in return for the relevant foreign currency after deducting any exchange commission, and any tax, levy, compulsory payments or other payments etc;

20.

The Bank may, at any time and at its sole discretion debit any account held by the Pledger and/the Obligee with any amount that is due from the Pledger and/the Obligee in any manner including according to a demand in writing addressed or that may be addressed to the Pledger and/the Obligee by the Bank as stated below in clause 32), this without derogating from the Bank's rights pursuant to clause 15b) above.  The Bank's right to debit the account as stated is in regard to any account by the Pledger, whether in local currency or in foreign currency whether existing at present or that may be opened in future, whether it is solely in the name of the Pledger or with others and according to its terms, the Pledger may operate it alone.

It is agreed by the Pledger that in any instance in which a demand in writing is addressed to the Pledger by the Bank that is not answered by the Pledger withn the time prescribed in the demand, the Bank may act as stated at the beginning of this clause, and debit any account held by the Pledger in the amount of the Bank's right to debit the Pledger's account as stated in this clause whether the account that is to be debit has a credit balance and/or a debit balance (including if the debit balance derives from the debit of that account by the Bank as stated) without derogating from the Bank's right to receive interest on the debit balance in the account.

However, if the state of the Pledger's account does not allow debits by the Bank for the final repayment of any amount, the Bank make refrain from debiting the account and if it does so refrain, it may cancel any such debit as aforesaid and to relate to any amount, the debit of which was cancelled as an amount that was not paid to the Bank and may, accordingly, take any action as it sees fit to pursuant to this Debenture.

In addition, the Bank may, at any time set any amount that it received from the Pledger and/the Obligee to the credit of any account as it sees fit and transfer any amount that is available to the credit of the Pledger to any other account as it may see fit, and in the order determined by the Bank at its discretion.

21.

The Pledger confirms that the Bank's ledgers and accounts are acceptable to the Pledger and will be deemed to be accurate and will serve as prima facie evidence of all their details and, inter alia, in all that concerns the calculation of the Amounts Guaranteed and/or the above amounts and/or the Obligee's Debts, details of the bills, guarantees and other sureties and any other matter that concerns this Debenture.

22

The Bank may, at its sole discretion, accept or refuse to accept any instructions or notifications that are communicated to it orally, by telephone, by facsimile or in any way that is not authoritative and/or that is not in clear and legible writing.  In the event that the Bank should agree to act according to the instruction of the Pledger and/the Obligee that is not an instruction in writing as customary, the Pledger assumes all the responsibility for any error, misunderstanding, discrepancy and for any damage and/or loss and/or expense that is incurred as a result of communication of such instruction.

23.

Without derogating from the other provisions of this Debenture, any waiver, extension, reduction, silence, abstention from action on the part of the Bank regarding the non-fulfillment or partial fulfillment or incorrect fulfillment of any of the Pledger's undertakings pursuant to this Debenture and/or any undertaking of the Obligee, will not be deemed a waiver on the part of the Bank of any right whatsoever but as consent restricted to the specific occasion on which it was given.  Any waiver, extension, silence of abstention from action on the part of the Bank in regard to any party to a bill held by the bank to secure the Amounts Guaranteed will in no way or manner affect the undertakings of the Pledger.

24.

i)

In any of the instances specified above in clause 18, the Bank may exercise and/or form the liens pursuant to this Debenture on the Pledged Property or any part thereof and to use all the means as its sees fit to collect the Amounts Guaranteed and to realize all or part of its rights pursuant to this Debenture including all the Pledged Property completely or partially, and to use the proceeds to settle the Amounts Guaranteed without the Bank being obligated first to realize any other guarantees or sureties that the Bank may have;

ii)

In the event that the Bank should decide to realize securities, bills and other negotiable documents – three days advance notice of the steps that the Bank is about to take will be deemed as reasonable time for purposes of Section 19(b) of the Pledge Law, 5727 – 1967 or any legal provision that may replace it.

iii)

The Bank may as legal representative of the Pledger and for purposes of this clause, the Pledger irrevocably appoints the Bank as its legal representative, sell the Pledged Property and any part thereof in an auction sale or other sale, whether independently or through others, for cash, on payments or otherwise at a price and on terms at the absolute discretion of the Bank and the Bank may also, either independently or by means of a court of law or office for the execution of court decisions, realize the Pledged Property or other property, inter alia by the appointment of a receiver or receiver and administrator on behalf of the Bank who will, inter alia, among his powers, may:

1)

take possession of the Pledged Property or part thereof;

2)

manage the Pledger's business and participate in its management as he sees fit;

3)

sell or agree to sell the Pledged Property completely or partially, transfer it or agree to transfer it in any other manner, on the terms that he deems appropriate;

4)

make any other arrangement in relation to the Pledged Property or any part thereof as he deems appropriate;

5)

to act and to do all that is required to obtain an exemption from payment of any tax, charge, rates, levy, compulsory or other payment that applies or that may apply, that is imposed or that may be imposed in law, inter alia, according to the powers vested in him as stated in clauses 7, 7xvi and 7xvii) above and to sign any declaration or document in connection therewith.

iv)

All the income received by the receiver or receiver and administrator from the Pledged Property and from the proceeds obtained by the Bank and/or by the receiver or by the receiver and administrator from the sale of the Pledged Property or any part thereof (hereafter: the ”Income") will be credited in the following order:

1)

to the settlement of all the expenses incurred and that may be incurred in connection with the collection of the Amounts Guaranteed including the expenses of the receiver or of the receiver and administrator and his salary at the rate to be determined by the Bank or that will be approved by the court of law or the office for the execution of court decisions;

2)

to the settlement of the Amounts Guaranteed due to the Bank from the Pledger and/the Obligee as a result of terms of linkage, interest, damages, commissions and expenses due or that may become due to the Bank pursuant to this Debenture.

3)

to the settlement of the principal of the Amounts Guaranteed that are due to the Bank from the Pledger and/the Obligee or any other order of crediting as determined by the Bank.

v)

In addition to the aforesaid, the Bank may determine the order of priorities for crediting the Income and may decide at its discretion whether first to pay the Amounts Guaranteed that are connected to the Pledger (whether completely or partially or Amounts Guaranteed that are connected to the Obligee (whether completely or partially).  The Bank may also determine the order of payment of the various Banking Services that were taken by the Pledger and/the Obligee.

25.

In the event that at the time of sale of the Pledged Property payment of the Amounts Guaranteed or any part thereof is not due or if the Amounts Guaranteed or any part thereof is due to the Bank only conditionally, the Bank may collect an amount that is sufficient to cover the Amounts Guaranteed from the proceeds of the sale and the amount that is collected and not yet credited to settlement of the amounts stated above in clause 24d) that is pledged to the Bank to secure the Amounts Guaranteed will remain in the possession of the Bank in order to settle them

Nature of the Sureties

26.

The sureties given and/or that may be given pursuant to this Debenture are of a permanent nature and will remain in force until the Bank authorizes in writing that this Debenture has been cancelled.

27.

Other sureties and/or guarantees given to the Bank for payment of the Amounts Guaranteed will be sureties and guarantees that are not inter-dependent.

28.

Should the Bank compromise or grant an extension or relief to the Pledger and/the Obligee, should the Bank change any of the Pledger and/the Obligee's undertakings in connection with the Amounts Guaranteed, release or waive any other sureties or guarantees – such matters will not change the nature of the sureties to which this Debenture applies and all the Pledger's undertakings to which this Debenture applies will remain fully valid.

The Bank may deposit the sureties delivered and/or that may be delivered in accordance with this Debenture or any part thereof to a bailee to be selected by the Bank, at the discretion of the Bank and at the expense of the Pledger, and may replace the bailee from time to time; the Bank may also register the above sureties or any part thereof with any legally competent authority and/or with any public registry.

The Right of Transfer: Disclosure of Information

30.

a)

The Bank may at any time, at its sole discretion and without having to obtain the consent of the Pledger and/the Obligee to the fact, transfer its rights pursuant to this Letter of Guarantee (hereafter – the Above Rights) to any person and/or association whether in Israel or outside Israel (hereafter – the Transferee) subject to the following provisions in this clause.  The Pledger and/the Obligee undertake to act in cooperation, in as far as may be required, to transfer the Above Rights, including signing any document that may be required for that purpose.

"Transfer" means – sale and/or assignment of the Above Rights in their entirety or in part, whether directly or by means of sale of rights, to participate in the Above Rights (participations) and in any other manner that the Bank deems to be appropriate.  The transfer may be made to one Transferee or to a number of Transferees, at the same time or from time to time.

b)

The Bank may, at any time, disclose information (as defined below) in connection with the transfer of the Above Rights to any person and/or association, whether in Israel or not in Israel, with whom the Bank is negotiating or is likely to negotiate for purposes of transfer of the Above Rights (hereafter – a Potential Communicator).  In addition, the Bank may disclose information to advisors acting on its behalf and/or on behalf of any Potential Communicator and to companies that engage in credit rating for purpose of rating the rights (hereafter – the Advisors) .  Disclosure of the information will be effected subject to the Potential Communicator's signature and/or that of the advisors of the Potential Communicator on a non-disclosure undertaking in the Bank's customary wording.

"Information" means – any information that is at present in the possession of the Bank and/or that may be in its possession in future, including information that the Pledger and/the Obligee have transferred to the Bank that, at the Bank's discretion, it is necessary or desirable to transfer in connection with the transfer of the Above Rights, as well as information that concerns the Pledger and/the Obligee.

c)

The Pledger may not transfer to another any right or obligation in relation to this Debenture without obtaining the prior consent of the Bank in writing.

Notice of Qualification

31.

The Pledger undertakes to notify the Bank in writing of any qualification or objection that the Pledger may have in connection with any account, account summary, authorization or notice that the Pledger receives from the Bank on any existing communications channels between the Pledger and the Bank, including receipt of information by mail, an automatic instrument or computer terminal.  If the Pledger does make a qualification or objection within 21 days of the date on which the above account, account summary, authorization or notice is sent, the Bank may regard this as confirmation of its accuracy.

Expenses and Commissions

32.

Without derogating from any of the Bank's rights as specified in this Debenture, all expenses and commissions in connection with this Debenture will apply to the Pledger.  The Pledger undertakes to pay these expenses and commissions with the addition of interest at the maximum rate from the date of their creation or from the date of their requirement (as specified below) as may be the case, until their de facto payment in full:

i)

Stamp duty in connection with this Debenture according to the Stamp Duty on Documents Law, 5721 – 1961 and pursuant to any law that may apply to the Pledger and the Pledger undertakes to pay it.  The Bank may debit any account held by the Pledger as stated in clause 20 above, with the amount of the stamp duty from the date of its creation (without this license derogating from the Pledger's obligation to pay the stamp duty.)

ii)

All the expenses and commissions specified below that may exist from time to time, as well as the expenses and commissions in connection with the creation of this Debenture and/or the sureties in pursuance thereof will apply to the Pledger and the Pledger undertakes to pay them:

1)

Payment for the production of any information report from the Companies Registrar (that may be produced from time to time at the discretion of the Bank) in an amount of NIS 40 (forty new shekels) for each report.  This payment will apply to the Pledger and the Pledger undertakes to make the payment each time after production of the report.  This amount is determined on the basis of that specified in the Bank tariff.

The Bank may debit any account of the Pledger, inter alia as stated above in clause 20 with all such expenses and commission, all this being from the date of their creation (without this license derogating from the Pledger's obligation to pay the stamp duty).

iii)

If the Pledger is debited with an account transaction record, according to the terms of his account, the Bank may debit the Pledger's account with the said commission for any expenses as stated in this clause 32 that may be recorded on his account.  The commission will be in the sum of NIS 1.28 (one new shekel and twenty eight agorot) for each transaction.  The commission will be debited at the start of the calendar month following the date on which the transaction is recorded.  The amount of this commission is specified on the basis of the Bank tariff.

iv)

The additional expenses and commissions that are connected with the current management of this Debenture and/or the guarantee in pursuance thereof and/or of the Pledged Property including insurance, safeguarding, possession, repair of the Pledged Property and the assessment of the Pledged Property, taxes and compulsory payments in respect of the Pledged Property as well as expenses and commissions in connection with realization of the Pledged Property will apply to the Pledger and the Pledger undertakes to pay them.  The Bank may demand that the Pledger pay them, without derogating from the Bank's rights in pursuance of clause 20 above.  These expenses and commissions include, inter alia (and without derogating from the general nature of the aforesaid) expenses and institution of collection proceedings (including the fees of the Bank's lawyers).

In as far as the commissions and expenses specified in this Debenture have been determined in accordance with that specified in the Bank's tariff or according to law, as may the case, then in order to dispel any doubt, it is hereby made clear that their amount and/or their rate as specified in this Debenture is accurate as at the date of this Debenture and that it may change from time to time.

It is made clear that in as far as the amounts or rates of the above commissions and expenses have not been expressly specified in this Debenture, then if the amounts or rates of the above commissions and expenses is specified in the Bank's tariff or in law, as may be from time to time, the amounts and rates will be as specified in the Bank's tariff or as specified in law, as may be the case, as exists from time to time.

All the above expenses and commissions, with the addition of interest at the maximum rate will be secured by this Debenture until their de facto settlement in full.

That stated above in this clause 32 regarding commissions and expenses is accurate unless otherwise agreed or unless it will be otherwise agreed between the Bank and the Pledger in writing

The Pledger's Liability

33.

i)

If the Pledger is two or more, the Pledger will be will be jointly and severally liable for the fulfillment of all the Pledger's undertakings pursuant to this Debenture and/or the Amounts Guaranteed and the provision of any Banking Service by the Bank to any of the individual units that form the Pledger and/or the Obligee will be deemed as received by all the individual units of the Pledger and/the Obligee.  However, if any of the individual units of the Pledger and/the Obligee should be legally incompetent or exempt in any manner from this undertaking for the fulfillment of any undertaking whatsoever as stated, the liability of the other individual units that comprise the Pledger and/the Obligee will not be prejudiced.

ii)

In the event that the Pledger and/the Obligee form a legal body, whether incorporated or not, or a trustee or administrator of an estate or holder of a joint account with the Bank or any organizations or body that forms a merger of bodies, the undertakings of the Pledger will not be affected by the Pledger's according to this Debenture or by any change in name, structure or the composition of the Pledger and/the Obligee.

Interpretation

34.

In this Debenture –

i)

the singular includes the plural and vice versa;

ii)

the masculine includes the feminine and vice versa;

iii)

The "Bank" means "Bank HaPoalim Ltd." and all its branches that exist on the date of this Letter of Guarantee and/or that may be opened anywhere in the future, its transferees and substitutes and all those that represent the Bank;

iv)

"Bills" means – debentures, bills of exchange, checks, undertakings, sureties, assignments, bills of lading, bills for deposits and any other negotiable documents;

v)

"Interest at the maximum rate" – means the maximum rate of interest that the Bank from time to time charges debit balances on a current account (in local currency or foreign currency as may be the case) for which there is not an effective credit limit and as updated in announcements in two daily newspapers and as regards obligations in Israeli currency also  on the branch notice board.

vi)

"Change in structure" means – a merger as meant in the Companies Law. 5759 – 1999; as well as any action that results in the acquisition of assets and undertakings of others, other than in the normal course of business as well as the acquisition by others of the assets and/or the undertakings of the Pledger and/the Obligee other than in the normal course of business;

vii)

"Control" – as meant in the Securities Law, 5728 – 1968;

viii)

"The Bank's books"  - will be interpreted as also including a book, audit notebook, copy of an account printout, contract, loan, letter of undertaking, bill signed by the Pledger, a ledger, spreadsheet, spool , all computer data storage media and any other data storage or retrieval media;

ix)

In any instance in which, according to this Debenture, the Bank may take any action, it is not obligated to do so;

x)

In any instance in which the right is conferred on the Bank to debit any account of the Pledger, the Bank may debit the account whether the said account is in credit or in debit including if the debit is created as a result of debiting the account by the Bank as aforesaid, all this being subject to any law;

xi)

The heading to the clauses is presented to be used to show the place only and they should not be used in interpreting this Debenture;

xii)

The Preamble to this Debenture forms an inseparable part hereof.

Notices and Warnings

35.

Any notice that may be sent to the Pledger and/the Obligee by the Bank by registered mail or by regular mail to the latest address that appears in this Debenture or in the documents for opening an account with the Bank or to the address that appears in the Population Registry or to the address of the registered office of the Pledger and/the Obligee or to any other address of which the Pledger and/the Obligee has informed the Bank in writing will be deemed to be a lawful notice that is received by the Pledger and/the Obligee within 72 hours of the time of dispatch of the letter that contains the notice.  A declaration in writing by the Bank will serve as prima facie proof of the time of sending the notice.  Any notice that may be sent to the Pledger and/the Obligee in any other manner will be deemed to have been received by the Pledger and/the Obligee at the time it was given or at the time of its publication.

The Substantial Law and Jurisdiction

36.

i)

This Debenture will be interpreted pursuant to and in accordance with the laws of the State of Israel.

ii)

Exclusive local jurisdiction in all that concerns this Debenture is vested as follows: in the nearest competent court to the place at which this Debenture was signed or the nearest competent court of law in one of the following cities:  Tel Aviv – Jaffa, Haifa, Beer Sheba or Nazareth.

Special Conditions

37.

None

And in witness whereof, the Pledger has set his hand:

_________________________

The Pledger's Signature

Dror Wertman

Authorized Signatory

The Signatory

The Signatory's Position

Noam Goren

Authorized Signatory

The Signatory

The Signatory's Position

Attorney's Authorization

I, the undersigned, Gil Lev Adv., am the attorney of the UnityWireless  Microwave Systems Ltd. (P.C. 513786632) (hereafter: the "Company") and hereby confirm that the above document was signed by the Company through Messrs. Dror Wertman, I.D. 56415490 and Noam Goren, I.D. 59577643that were authorized by the Company to sign the foregoing document, and in accordance with the resolution of the Company that was duly adopted and in accordance with the documents of incorporation of the company, and that the above signatures bind the Company to all stated in the foregoing document.

________________

                                              Lawyer

                                       Signature and Stamp

#

Bank Hapoalim Ltd.

I, Avantry Ltd. (P.C. 512386798) confirm that stated above in this Debenture.

I hereby confirm that despite that stated in this Debenture, the commissions and expenses mentioned above in clause 32 (including stamp duty) apply to me jointly and severally with the Pledger and that I also undertake to pay them.  I agree that the bank may debit any account with the said expenses and commissions together with interest at the maximum rate as specified above in clause 32 and that clause 20 and clause 32 of the above Debenture will apply, mutatis mutandis, to me as well as may be the case.

________________________

The Signature of the Obligee

Authorization of the Obligee's Attorney

I, the undersigned, ______________ Adv., am the attorney of Avantry Ltd. (P.C. 512386798)) (hereafter: the "Company") and hereby confirm that the above document was signed by the Company through Messrs. Benny Maidan, I.D. 01224666  and Dror Wertman, I.D. 56415490 in accordance with the resolution of the Company that was duly adopted and in accordance with the documents of incorporation of the company, and that the above signatures bind the Company to all intents and purposes.

___________

Lawyer

Signature and Stamp

#

Bank HaPoalim Ltd.

We, the undersigned Unity Wireless Microwave Systems Ltd. (P.C. 513786632) (hereafter: the Company") hereby confirm that a meeting of the Company Board of Directors that was duly convened and in accordance with the documents of incorporation of the Company and that took place on ________ at ___________ which directors were present who form a quorum of the Board of Directors, it was resolved as follows:

a)

To guarantee the debts and fulfillment of the existing and/or future undertakings, in respect of various credit and/or loans and/or Banking Services that the Company and/or Avantry Ltd. (P.C. 512386798) (hereafter: the "Obligee") receives and/or may receive from Bank HaPoalim Ltd. (hereafter: the "Bank") and/or in respect of the existing and/or future guarantees of the Company and/or the Obligee in favor of the Bank, to create the liens specified below, in favor of the Bank, with no limited amount:

1)

A floating lien on all the assets, property and rights of any sort without exception that the Company has or may have in the future from time to time in any manner or form.

2)

A fixed lien on the share capital of the Company that is not yet called and/or that has been called and not yet paid, on the goodwill and all the Company rights to an exemption and/or relief and/or reduction in tax according to the Income Tax Ordinance (New Version) 5728 – 1961 and/or the Land Taxation (Betterment, Sale and Purchase) Law, 5723 – 2963 and/or any other law.

3...

A fixed lien on all the securities, documents and bills in the possession of the Bank

b)

To sign any agreement and/or document that may be required by the Bank, from time to time, and at any time in connection with the resolutions that are the subject of the above meeting (hereafter: the "Above Resolutions").

c)

To confirm to the Bank that all the requisite authorizations have been obtained for the purposes of the Above Resolutions according to Chapters Three and Five and to Part Six of the Companies Law, 4749 – 1999, or alternatively that authorizations are not required for purposes of the Above Resolutions pursuant to Chapters Three and Five and to Part Six of the Companies Law, 5760 – 1999, and that the Above Resolutions have been made according to the business considerations as to the profits of the Company.

d)

To empower the authorized signatories, name Dror Wertman, I.D. 56415490, name Noam Goren, I.D. 59577643, in a combination of signatures: jointly to sign any document in the name of the Company in connection with the Above Resolutions at their discretion, as may be required from time to time by the Bank, this being – without needing to obtain any additional consent from the Company.

e)

Each of the above signatories is competent to sign in the name of the Company a "Details of Mortgages and Pledges" form as required according to the Companies Regulations (Reporting Details of Registration and Forms). 5760 – 1999.

_____________

__________________

Date

Signatures and Stamp

#

The Ministry of Justice

MS- 27

The Companies Registrar

P.O.B. 28178

Jerusalem 91281

Details of Mortgages and Pledges

Company Name				Company No.		Code
			SB	Series No.	7	81 51
Unity Wireless Microwave Systems Ltd.			2	378663

Amount Guaranteed in words Unlimited in Amount	The amount guaranteed	Currency Code	Currency type	Date of creation
NIS	Ag.			D	M	Y

Description of Document					Stamp Duty
Debenture

Details of the Lenders

Identity no.		Details of the Lender	Amount of the Loan
Series No.	7		NIS	Ag.
000011	52	Bank HaPoalim Ltd.

Details of the Assets Pledged:

Description of the Pledged Assets

1)    A floating lien on all the assets, funds, property and rights of any sort without exception in the possession of the Company and that may be in the possession of the Company at any time and in any manner.

2)      A fixed lien on the Company share capital that has not yet been called and/or that has been called and not yet paid, on the goodwill as well as the Company's rights to an exemption and/or relief and/or reduction in tax in law.

3)       A fixed lien on any securities, documents and bills that are in the possession of the Bank.

Special Conditions:

If there are any restrictions on an additional lien, indicate "Y"	Y	Date of the resolutions			Date of issue of the series
		Y	M	Day	Y	M	Day
Record any comment as stated in Regulations 12(b) of the Companies Regulations (Reports of Registration and Forms) 5760 – 1960
Comment regarding a prohibition or restriction on the creation of other liens and special conditions:
The pledging company undertakes not to transfer and/or to pledge the property and assets pledged or any part thereof to others without the consent of the holder of the pledge

I hereby declare that the details that appear in this Form are accurate and complete.

Authorized Signatories on behalf of the Bank

_______________

________

____________________

______

___________

Name of Signatory

I.D. Number

Position in the Company

Date

Signature

#

MS – 44(10)

BANK HAPOALIM

Business Division

Head Office

Special Credit Division

Migdal Levinstein,

Menahem Begin Road, 23, Tel Aviv

Date: April 7, 2006

Our reference: 24 / 72 / 06

Telephone: 03 - 5674906

Fax: 03 – 5674573

Unity Systems Wireless Ltd. (P.C. 513786632)

Dear Sir or Madam,

Re: Notification to a Pledger

Debenture /Mortgage Deed in a Limited Amount

1.

We hereby inform you that this Debenture / Mortgage Deed that you are signing for Avantry Ltd. (P.C. 512386798) hereafter jointly and severally : the "Borrower") is for the payment of all amounts due and/or that may become due to Bank HaPoalim Ltd. (hereafter: the "Bank") from the Borrower, either alone or jointly with others, whether the Borrower has given a commitment in regard therewith or may in future give such a commitment, whether granted or not granted, paid or not paid to the Borrower or on his behalf at his request or on his responsibility, whether due from the Borrower as a debtor, guarantor or other, whether due from him now or whether it may become due in the future, whether due specifically or conditionally, whether directly or indirectly as well as any sums of money that the Borrower owes and/or may owe the Bank for any reason whatsoever, as well as any sums of money to which the Bank is entitled and/or may be entitled to claim and/or receive from the Borrower for any reason whatsoever, with the addition of interest, commission, linkage differentials and other expenses of any sort (debentures / mortgage deeds will be known hereafter by the convenient name of: the "Guarantee").

2.

The Guarantee is for the debts specified below in clause 5, including the loan that replaces the existing debt, as defined in clause 5 'a'' below. The existing debt was settled in order.

3.

a.

The number of guarantors for the Borrower's debts to the Bank is – 1 (including whoever has pledged an asset to guarantee the Borrower's debts to the Bank). .

b.

Your Guarantee is for all the Borrower's debts and undertakings to the Bank.

4.      a.

The total sum of the Borrower's debts to May 8, 2006- according to the Bank's ledgers is NIS 4,184,209.21 (Four millions one hundred eighty four thousand, two hundred and nine and twenty one hundredth New Israeli Shekels)  (above and below: the "Existing Debt").

b.

It is superfluous to point out that your are liable to be the guarantor for the repayment of an amount that is likely to be in excess of the amounts specified in clauses 4 'a' above as you are guaranteeing credit and banking services that the Bank is likely to grant to the Borrower and/or one whose debts to the Bank are guaranteed by the Borrower, in future or soon after this notice, as stated above in clause 1.

5.

Additional information: ________________________

____________________________________________

____________________________________________

6.

This notice is given in connection with the debenture / deed of mortgage that you signed or are signing in favor of the Bank and subject to that stated therein.

  Yours faithfully,

Bank HaPoalim Ltd.

* Delete as necessary                             The relevant clause should be marked with an X

I hereby confirm receipt of the notice and agree to its contents.

I also declare that I signed the above Letter of Guarantee in paying attention to that specified in the above notice.

This day, ______________________

_____________________

The Pledger's Signature

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MS – 23

Minutes of a Meeting of the Board of Directors of

Unity Wireless Microwave Systems Ltd. (P.C. 513786632)

(hereafter – the Company)

At a meeting of the Board of Directors of the Company that was duly convened in accordance with the documents of incorporation of the Company on _____________, at which directors/executives were present who form a quorum of the Board of Directors, it was resolved as follows:

1.

Sureties for the Existing and/or Future Debts of the Company:

a)

To pledge, in favor of and to the order of Bank Hapoalim B.M. (hereafter: the Bank) on a first degree lien, all the assets and rights of the Company, or part thereof to a maximum amount of $ 1,000,000 (one million USA Dollars) with the addition of interest, commissions, the various expenses including expenses for realization, lawyers' fees, insurance premiums, stamp duty and other payments and also with the addition of any linkage differentials that are due or that may become due from the Pledger and/or the Transferee to the Bank in any  manner in respect of the linked principal and interest and in respect of any other linked sum, as surety for the full and precise repayment to the Bank of all the Company's existing and future debts and of any amount that the Company owes or may owe the Bank in connection therewith.

b)

A debenture dated ________________ that will be used as surety to the Bank as well, as specified in these resolutions, this being in addition to any other debt that was guaranteed therein.

2.

Sureties for the Existing and/or Future Debts of Others:

a)

To pledge, in favor of and to the order of the Bank on a first degree lien, all the assets and rights of the Company, or part thereof to a maximum amount of $ 1,000,000 (one million USA Dollars) with the addition of interest, commissions, the various expenses including expenses for realization, lawyers' fees, insurance premiums, stamp duty and other payments and also with the addition of any linkage differentials that are due or that may become due from the Pledger and/or the Transferee to the Bank in any  manner in respect of the linked principal and interest and in respect of any other linked sum,as surety for the full and precise repayment to the Bank of the existing and future debts of Aventry Ltd. (P.C. 512386798) (hereafter - the Debtor) to the Bank and of any amount that the Debtor owes or may owe the Bank in connection therewith.

b)

A debenture dated ________________ that will also be used as surety to the Bank, as specified in these resolutions, this being in addition to any other debt that was guaranteed therein.

3.

Power of Attorney to Managers of the Company:

To authorize  Messrs. Dror Wertman and Noam Goren to sign in the combination of signatures:  jointly.

a.

to take any decision in the name of the Company and to agree with the Bank, from time to time, at their discretion, any conditions in connection with the above decision, including interest rates and linkage differentials.

b.

to sign any documents in connection with the above credit / Guarantee / surety in the name of the Company, as agreed between them and the Bank, without having to obtain any further consent from the Company; and their signatures will bind the Company.

Each of the above is authorized to sign a "Details of Mortgages and Pledges" form alone in the name of the Company as required according to the Companies Regulations (Report of Details Registration and Forms) 5760 – 1999.

4.

Transactions with an Officer and/or Controlling Shareholder in the Company:

The Board of Directors of the Company has confirmed that all the authorizations required in law, including the laws of the State of Delaware, and in accordance with the documents of incorporation of the Company will be obtained for transactions and activities that are the subject of the above decisions, including all the approvals, reports, disclosure and procedures required according to chapters Three and Five of part six of the Israeli Companies law 5760 – 1999, insomuch as they are required.

_________________, Chair

Attorney's Verification

I, the undersigned Gil Lev attorney of Unity Wireless Microwave Systems Ltd. (P.C. 513786632) (hereafter – the "Company") hereby confirm as follows:

1.

that the above resolutions of the Board of Directors were adopted after the Board of Directors had duly convened and in the presence of the required quorum.

2.

that the above resolutions bind the Company and that they were lawfully adopted, including according to American law and in accordance with the documents of incorporation of the Company.  I confirm that the combination of signatures indicated in the above resolution binds the Company.

3.

All the decisions and authorizations that may be required have been duly obtained in accordance with the Company's documents of incorporation for purposes of a transaction with an officer and/or controlling shareholder as stated above in clause 4, according to Chapters Three and Five of Part Six of the Israeli Companies Law, 5760 - 1999

____________________

____________________

Date

Attorney

 Signature and Stamp

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